Exhibit 10.1

AMENDMENT NO. 2 TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 29, 2012, by and among by and among THERMADYNE HOLDINGS CORPORATION, a Delaware corporation, (successor by merger to RAZOR MERGER SUB INC.) (“Thermadyne Holdings”), THERMADYNE INDUSTRIES, INC., a Delaware corporation (“Thermadyne Industries”), VICTOR EQUIPMENT COMPANY, a Delaware corporation (“Victor”), THERMADYNE INTERNATIONAL CORP., a Delaware corporation (“International”), THERMADYNE DYNAMICS CORPORATION, a Delaware corporation (“Dynamics”) and STOODY COMPANY, a Delaware corporation (“Stoody”, and, together with Thermadyne Holdings, Thermadyne Industries, Victor, International, and Dynamics, collectively the “Borrowers” and each, individually, a “Borrower”), General Electric Capital Corporation, a Delaware corporation (“Agent”), and the Persons signatory hereto as Lenders (who collectively constitute the “Required Lenders” under the Credit Agreement described below). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers, Thermadyne Holdings as the Borrower Representative, the other Credit Parties, Agent and Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 3, 2010 (as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and the other Credit Parties have requested that Agent and Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Agent and the Required Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree that

(a) Section 5.5 of the Credit Agreement is hereby amended by amending and restating subsection (f) thereof to read in its entirety as follows:

“(f) (i) Indebtedness under the Indenture not to exceed the sum of (x) $260,000,000 in the aggregate principal amount at any time outstanding, plus (y) the amount of Initial Additional Senior Notes Indebtedness at any time outstanding; provided, that an unlimited amount of additional Indebtedness under the Indenture (“Additional Senior Notes Indebtedness”) shall be permitted under this clause (f) if the following conditions are satisfied: (1) no Event of Default has occurred and is continuing,

(2) such Additional Senior Notes Indebtedness shall be on terms and conditions substantially similar to those governing the Senior Notes, (3) 100% of the Net Issuance Proceeds of such Additional Senior Notes Indebtedness shall be used (x) as consideration paid or payable in connection with Permitted Acquisitions, (y) to fund the making of a Restricted Payment pursuant to Section 5.11(j) and in accordance with the terms of the Indenture, and/or (z) for any other purpose permitted under this Agreement, and (4) Agent shall have received a Covenant Certificate demonstrating that both before and after giving pro forma effect to the incurrence of any such Additional Senior Notes Indebtedness, (x) the Fixed Charge Coverage Ratio is not less than 1.20 to 1.00, (y) the Leverage Ratio is not greater than 4.75 to 1.00, in each case, as of the last day of the consecutive twelve-fiscal month period most recently ended prior to the date such Additional Senior Notes Indebtedness is incurred for which financial statements have been delivered pursuant to Section 4.1(b), and (z) Availability on the date of incurrence of such Additional Senior Notes Indebtedness shall not be less than the greater of (A) $24,000,000 and (B) forty percent (40%) of the Aggregate Revolving Loan Commitment at such time, and (ii) any Permitted Refinancing of any Indebtedness permitted by clause (i) above;”; and

(b) Section 11.1 of the Credit Agreement is hereby amended by adding the following definition thereto in the appropriate alphabetical order:

“Initial Additional Senior Notes Indebtedness” means up to $125,000,000 of additional senior notes to be issued by Thermadyne Holdings pursuant to a supplemental indenture to the Indenture on or around March 2, 2012.”

2. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:

(a) the execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Conditions To Effectiveness. This Amendment shall be effective upon:

(a) the execution and delivery of this Amendment by Agent, Required Lenders and the Credit Parties;

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(b) payment by the Credit Parties to the Agent, for the ratable benefit of each Lender party to this Amendment, of a fee in an amount equal to $90,000.00; and

(c) the issuance and sale of the Initial Additional Senior Notes Indebtedness (as defined in Section 1 of this Amendment).

4. Reference To And Effect Upon The Credit Agreement.

(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not (i) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (ii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

8. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations, taking into account the provisions of this Amendment.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ Jack F. Morrone
Duly Authorized Signatory

CREDIT PARTIES: THERMADYNE INDUSTRIES, INC.

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

THERMAL DYNAMICS CORPORATION

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

VICTOR EQUIPMENT COMPANY

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

STOODY COMPANY

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

THERMADYNE INTERNATIONAL CORP.

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

THERMADYNE HOLDINGS CORPORATION

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

THERMADYNE TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

Executed by THERMADYNE AUSTRALIA PTY LTD ACN 071 843 028 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) )
) )

/s/ Graeme Williams		/s/ Jeffrey S. Kulka
Signature of director		Signature of director

Graeme Williams		/s/ Jeffrey S. Kulka
Name (please print)		Name (please print)

Executed by CIGWELD PTY LTD ACN 007 226 815 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) )
) )

/s/ Graeme Williams		/s/ Jeffrey S. Kulka
Signature of director		Signature of director

Graeme Williams		/s/ Jeffrey S. Kulka
Name (please print)		Name (please print)